SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.  20549


                                     FORM 8-K


                                  CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the Securities
                               Exchange Act of 1934


                                November 22, 1995
                 Date of Report (Date of earliest event reported)


                                MASCO CORPORATION
              (Exact name of registrant as specified in its charter)


   Delaware                    1-5794                 38-1794485
(State of other            (Commission File         (IRS Employer
 jurisdiction of            Number)                  Identification
 incorporation)                                      Number)



 21001 Van Born Road, Taylor, Michigan                  48180
(address of principal executive offices)              (Zip Code)



                                    (313) 274-7400
               (Registrant's telephone number, including area code)






















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Item 5.     OTHER EVENTS

      On November 22, 1995, the Registrant announced that it has entered into an agreement for the sale of its Home Furnishings Group.

      The press release issued by the Registrant is filed as Exhibit 99.a hereto.



Item 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits. The following exhibit is filed herewith:

            99.a  Press Release dated November 22, 1995

                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    MASCO CORPORATION


                                    By: /S/Richard G. Mosteller
                                        Richard G. Mosteller
                                        Senior Vice President -
                                        Finance


Date: December 4, 1995

                                   EXHIBIT INDEX


99.a  Press Release dated November 22, 1995.